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                               Russell Insurance Funds
                          Supplement Dated January 27, 1998
                         To the Prospectus Dated May 1, 1997
                           As Amended through June 23, 1997

Effective January 27, 1998, the Multi-Style Equity Fund will be managed by the following money managers.

     Alliance Capital Management L.P., 601 2nd Ave. South, Suite 5000, Minneapolis, MN 55402-4322, is a limited partnership whose (i) general partner is a wholly owned subsidiary of The Equitable Companies Incorporated ("The Equitable") and (ii) majority unit holder is ACM, Inc., a wholly owned subsidiary of The Equitable. Axa, a French insurance holding company, owns 60.5% of The Equitable.

     Equinox Capital Management Inc., 590 Madison Ave. 41st Floor, New York, NY 10022. Equinox is a registered investment adviser with majority ownership held by Ron Ulrich.

     Westpeak Investment Advisors, LP, 1011 Walnut Street, Suite 400, Boulder, CO 80302, is indirectly controlled by Metropolitan Life Insurance Company.